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                                                                    Exhibit 10.1


                                AMENDMENT NO. 1

                                       TO

                          SECOND AMENDED AND RESTATED

                         MULTICURRENCY CREDIT AGREEMENT

                           DATED AS OF JULY 27, 1999

                  THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of March 30, 2000 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as administrative agent (the "Administrative Agent") on behalf of the Lenders under that certain Second Amended and Restated Multicurrency Credit Agreement dated as of July 27, 1999 by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent (as amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

                  WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

         1. Amendment to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1. Section 1.1 of the Credit Agreement is amended to delete the word "and" at the end of clause (xvi) of the definition of "Eligible Receivable", to delete the period at the end of clause (xvii) of such definition, and to substitute the words ";and", and to add the following new clause (xviii) to such definition after clause (xvii):

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                  (xviii)  any Foreign Receivable that is the subject of a
         Permitted Receivables Financing.

         1.2. Section 1.1 of the Credit Agreement is further amended to add the following sentence at the end of the definition of "Indebtedness":

                  Notwithstanding anything herein to the contrary, any Permitted Receivables Financing with respect to which Brightpoint or any of its Subsidiaries (i) is obligated to make any payment to another Person or repurchase or exchange any Foreign Receivable which is subject to such Permitted Receivables Financing as a result of the failure of any such Foreign Receivable to be paid in full, (ii) is obligated to make any payment to another Person or repurchase or exchange any such Foreign Receivable as a result of an actual breach of representation or warranty with respect thereto (the intention being not to pick up any contingent liability for breaches but only those where the contingency has occurred and there is a current obligation) or (iii) otherwise has recourse liability, shall be considered Indebtedness.

         1.3. Section 1.1 of the Credit Agreement is further amended to add the following definitions in the applicable alphabetical location:

                  "FOREIGN RECEIVABLE" means (a) a presently existing or hereafter arising or acquired Receivable of Brightpoint Latin American Holdings, Inc., an Indiana corporation which Receivables are not included as Eligible Receivables in the Borrowing Base and (b) a presently existing or hereafter arising or acquired Receivable of Brightpoint do Brasil Ltda., a Brazilian corporation, Brightpoint de Venezuela C.A., a Venezuelan corporation, Brightpoint de Mexico S.A. de C.V., a Mexican corporation, Servicios Brightpoint de Mexico S.A. de C.V., a Mexican corporation, Brightpoint Solutions de Mexico S.A. de C.V., a Mexican corporation, Brightpoint (France) SARL, a French corporation, Eurocom Systems, a French corporation, Brightpoint Sweden Aktiebolag, a Swedish corporation, Brightpoint Germany GmbH, a German corporation, Brightpoint (Ireland) Limited, an Irish corporation, Brightpoint New Zealand Limited, a New Zealand corporation, Brightpoint China Limited, a Hong Kong corporation, Brightpoint Philippines, Inc., a Philippines corporation, Brightpoint (South Africa) (Proprietary) Limited, a South African corporation, or Brightpoint Australia Pty Ltd., an Australian corporation.

                  "PERMITTED RECEIVABLES FINANCING" means the sale, financing or factoring of Foreign Receivables in an aggregate amount (based on the face amount of such Foreign Receivables) not to exceed $35,000,000 at any one time or from time to time (after deduction of the amount of such Foreign Receivables which from time to time have either been collected or written off in accordance with the applicable Subsidiary's credit and collection policy).

         1.4. Section 6.3(A) of the Credit Agreement is amended to delete the word "and" at the end of clause (i) thereof, to replace the period at the end of clause (j) thereof with the words "; and" and to add the following new clause
(k) thereto after clause (j) thereof:



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                           (k)  any Permitted Receivables Financing.

         1.5. Section 6.3(B) of the Credit Agreement is amended to delete the word "and" at the end of clause (iii) thereof, to add the words "not covered by clause (v) below" in the second line of clause (iv) thereof after the words "other assets", and to add the following new clause (v) thereto after clause
(iv) thereof:

                           (v) any Permitted Receivables Financing that would constitute a sale, assignment, transfer, conveyance or other disposition of property.

         1.6. Section 6.3(C) of the Credit Agreement is amended to delete the word "and" at the end of clause (iii) thereof, to replace the period at the end of clause (iv) thereof with the words ";and", and to add the following new clause (v) thereto after clause (iv) thereof:

                           (v) any Liens on any Foreign Receivables that are subject to a Permitted Receivables Financing.

         1.7. Section 11.12 of the Credit Agreement is amended to add the following at the end thereof:

         Upon any sale or transfer of Collateral or of a Subsidiary which is expressly permitted pursuant to the terms of any Loan Document, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five Business Days' prior written request by Brightpoint, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred and release the applicable Guarantor from its obligation hereunder; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrowers or any Subsidiary in respect of) all interests retained by the Borrowers or any Subsidiary, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral.

         2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of March 30, 2000, if, and only if, the Administrative Agent shall have received each of the following:

                  (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders; and

                  (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.


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         3. Representations and Warranties of the Borrowers. The Borrowers
hereby represent and warrant as follows:

                  (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         4. Reference to the Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

                  (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a


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counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

         9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

         10. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.




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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                  BRIGHTPOINT, INC.,
                                  as a Borrower and Guarantor

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Executive Vice President, General
                                              Counsel and Secretary
                                  BRIGHTPOINT INTERNATIONAL LTD.,
                                  as a Borrower and Guarantor

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Executive Vice President, General
                                              Counsel and Secretary
                                  BRIGHTPOINT LATIN AMERICA, INC.,
                                  as a Guarantor

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                  WIRELESS FULFILLMENT SERVICES LLC,
                                  as a Guarantor

                                  By:  BRIGHTPOINT, INC., its Managing Member

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Executive Vice President, General
                                              Counsel and Secretary
                                  BRIGHTPOINT AUSTRALIA PTY LIMITED,
                                  as a Subsidiary Borrower and a Guarantor

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Director
                                  BRIGHTPOINT CHINA LIMITED,
                                  as a Subsidiary Borrower and a Guarantor

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Director




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                                  WINNING LAND COMPANY, LIMITED,
                                  as a Subsidiary Borrower and a Guarantor

                                  By:  /s/ Steven E. Fivel
                                       -------------------
                                       Name:  Steven E. Fivel
                                       Title: Director
                                  BANK ONE, INDIANA, NATIONAL
                                  ASSOCIATION, as the Administrative Agent,
                                  the Swing  Lender, an Issuing Lender
                                  and as a Lender

                                  By:  /s/ Scott A. Dvornik
                                       --------------------
                                       Name:  Scott A. Dvornik
                                       Title: Vice President
                                  ABN AMRO BANK N.V.,
                                  as the Alternate Currency Lender


                                  By:  /s/ Bernard J. McGuigan
                                       -----------------------
                                       Name:  Bernard J. McGuigan
                                       Title: Group Vice President and Director

                                  By:  /s/ Thomas Comfort
                                       -------------------------
                                       Name:  Thomas Comfort
                                       Title: Group Vice President
                                  FLEET NATIONAL BANK
                                  as a Lender

                                  By:  /s/ Janet R. Twomey
                                       -------------------------
                                       Name:  Janet R. Twomey
                                       Title: Vice President




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                                  FIRST UNION NATIONAL BANK,
                                  as a Lender

                                  By:  /s/ Thomas M. Harper
                                       -----------------------
                                       Name:  Thomas M. Harper
                                       Title: Vice President
                                  SUNTRUST BANK OF CENTRAL FLORIDA,
                                  NATIONAL ASSOCIATION,
                                  as a Lender

                                  By:  /s/ Christopher A. Black
                                       -------------------------
                                       Name:  Christopher A. Black
                                       Title: V.P. and Director
                                  THE BANK OF NOVA SCOTIA,
                                  as a Lender

                                  By:  /s/ F.C.H. Ashby
                                       -----------------------------
                                       Name:  F.C.H. Ashby
                                       Title: Senior Manager Loan Operations
                                  THE PROVIDENT BANK,
                                  as a Lender

                                  By:  /s/ Christopher M. Caniff
                                       -------------------------
                                       Name:  Christopher M. Caniff
                                       Title: Vice President
                                  THE BANK OF TOKYO-MITSUBISHI, LTD.
                                  CHICAGO BRANCH,
                                  as a Lender

                                  By:  /s/ Hisashi Miyashiro
                                       ---------------------
                                       Name:  Hisashi Miyashiro
                                       Title: Deputy General Manager

                                  THE FUJI BANK, LIMITED,
                                  as a Lender

                                  By:
                                       ---------------------
                                       Name:
                                       Title:



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                                  NATIONAL CITY BANK OF INDIANA,
                                  as a Lender

                                  By:  /s/ Thomas R. Groh
                                       ----------------------
                                       Name:  Thomas R. Groh
                                       Title: Corporate Banking Officer
                                  NATIONAL BANK OF CANADA,
                                  as a Lender

                                  By:  /s/ Thomas E. Roberts
                                       ---------------------
                                       Name:  Thomas E. Roberts
                                       Title: Vice President





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